                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            OFFER TO EXCHANGE THEIR
         14 1/2% SENIOR DEBENTURES DUE 2010, WHICH HAVE BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF THEIR
                 OUTSTANDING 14 1/2% SENIOR DEBENTURES DUE 2010
                                       OF
                              GROVE INVESTORS LLC
                         GROVE INVESTORS CAPITAL, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Grove Investors LLC, a Delaware limited liability company (the "Company" or "Grove"), and Grove Investors Capital, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Grove Capital" and, together with
the Company, the "Issuers"), made pursuant to the Prospectus dated             ,
1999 (the "Prospectus"), if certificates for the outstanding 14 1/2% Senior Debentures due 2010 of the Issuers (the "Senior Debentures") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuers prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Senior Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                 EXCHANGE AGENT

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BY HAND UP TO 4:30 PM:                         United States Trust Company of New York
                                               111 Broadway
                                               Lower Level
                                               New York, New York 10006
                                               Attention: Corporate Trust Services
                                               Telephone: 1(800) 548-6565
                                               Facsimile: (212) 780-0592

BY OVERNIGHT COURIER AND BY HAND AFTER 4:30    United States Trust Company of New York
  PM ON THE EXPIRATION DATE ONLY:              770 Broadway, 13th Floor
                                               New York, New York 10003
                                               Attention: Corporate Trust Services
                                               Telephone: 1(800) 548-6565
                                               Facsimile: (212) 780-0592

BY REGISTERED OR CERTIFIED MAIL:               United States Trust Company of New York
                                               Post Office Box 844
                                               New York, New York 10276-0844
                                               Attention: Corporate Trust Services,
                                                        Cooper Station
                                               Telephone: 1(800) 548-6565
                                               Facsimile: (212) 780-0592
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Senior Debentures set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Procedures for Tendering Senior Debentures" section of the Prospectus.

Principal Amount of Senior Debentures Tendered:*

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                                              If Senior Debentures will be delivered by
$ --------------                              book-entry transfer to The Depository Trust
Certificate Nos. (if available):              Company, provide account number.

                                              Account Number --------------
--------------

Total Principal Amount Represented by Senior
Debentures Certificate(s):

$ --------------
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--------------------------------------------------------------------------------
    ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE
   UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                                PLEASE SIGN HERE

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X -------------------------------------------------------
                                                            -------------------------------
                                                                          Date

X -------------------------------------------------------
     Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number: ------------------------
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        Must be signed by the holder(s) of Senior Debentures as their name(s)
    appear(s) on certificate(s) for Senior Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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NAME(S):        ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

CAPACITY:
                ------------------------------------------------------------------------------------------------

ADDRESS(ES):
                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------
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
                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Senior Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Senior Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering Senior Debentures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

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  ---------------------------------------------------       ---------------------------------------------------
                      Name of Firm                                          Authorized Signature

  ---------------------------------------------------       ---------------------------------------------------
                        Address                                                    Title

  ---------------------------------------------------         Name: ------------------------------------------
                        Zip Code                                           (Please Type or Print)

   Area Code and Tel. No. ---------------------------        Dated: ------------------------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR SENIOR DEBENTURES WITH THIS FORM.
      CERTIFICATES FOR SENIOR DEBENTURES SHOULD ONLY BE SENT WITH YOUR LETTER OF
      TRANSMITTAL.]

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